BLACKROCK LIQUIDITY FUNDS

FedFund

(the “Fund”)

Supplement dated July 29, 2022 to the Mischler Financial Group Shares Prospectus of the Fund, dated February 28, 2022, as supplemented to date

The Fund’s internet-based trade order system has been updated allowing the deadlines for the Fund for the receipt of purchase and redemption orders via the Fund’s internet-based trade order system to be placed up to 5 minutes prior to the trade deadlines currently listed in the Prospectus.

Generally, shareholders attempting to submit trades through the internet-based trade order system after the applicable internet-based trading deadline will be blocked and will have to submit their orders during the next window when internet-based trading resumes or place their orders via telephone or other electronic means. The trade deadlines for orders placed via other methods will not be affected.

Accordingly, effective August 29, 2022:

The section of the Prospectus entitled “Account Information—Purchase of Shares” is amended by deleting the table in that section in its entirety and replacing the table with the following:

Fund	Deadline (Eastern time)
BlackRock Liquid Federal Trust Fund[1]	2:30 p.m.
FedFund[2]	5:00 p.m.

[1]

Purchase orders for Shares of BlackRock Liquid Federal Trust Fund placed after 2:25 p.m. Eastern time will not be transmitted by Mischler Financial Group’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason.

[2]

Purchase orders for Shares of FedFund placed after 4:55 p.m. Eastern time will not be transmitted by Mischler Financial Group’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason.

The section of the Prospectus entitled “Account Information—Redemption of Shares” is amended by deleting the table in that section in its entirety and replacing the table with the following:

Fund	Deadline (Eastern time)
BlackRock Liquid Federal Trust Fund[1]	2:30 p.m.
FedFund[2]	5:00 p.m.

[1]

Redemption orders for Shares of BlackRock Liquid Federal Trust Fund placed after 2:25 p.m. Eastern time will not be transmitted by Mischler Financial Group’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. Shareholders placing orders through a Financial Intermediary are responsible for making certain that their Financial Intermediary communicates the order to the Fund’s office no later than the stated deadline. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

[2]

Redemption orders for Shares of FedFund placed after 4:55 p.m. Eastern time will not be transmitted by Mischler Financial Group’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. Shareholders placing orders through a Financial Intermediary are responsible for making certain that their Financial Intermediary communicates the order to the Fund’s office no later than the stated deadline. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

Shareholders should retain this Supplement for future reference.

PR-BLFFF-MFG-0722SUP